© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved. Analyst and Investor Meeting June 2, 2009 NYSE: CFN Exhibit 99.2

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Forward Looking Statements
3
These presentations contain forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in our Form 10 and
Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties regarding our planned spin-off as a new stand-alone entity, including the timing and terms of any such spin-off and whether such spin-off will be completed as it is subject to a number of conditions, and uncertainties regarding the impact of the planned spin-off on us and the potential market for our securities; uncertainties regarding the divestiture of any of our stock retained by Cardinal Health after the spin-off; difficulties or delays in the development, production, manufacturing and marketing of new or existing products and services, including difficulties or delays associated with obtaining requisite regulatory approvals or clearances associated with those activities; changes in laws and regulations or in the interpretation or application of laws or regulations, as well as possible failures to comply with applicable laws or regulations as a result of possible misinterpretations or misapplications; cost-containment efforts of our customers, purchasing groups, third-party payers and governmental organizations; the continued financial viability and success of our customers and suppliers and the potential impact on our customers and suppliers of declining economic conditions, which could impact our results of operations and financial condition; uncertainties related to the deferral in hospital capital spending and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns;
costs associated with protecting our trade secrets and enforcing our patent, copyright and trademark rights, and successful challenges to the validity of our patents, copyrights or trademarks; actions of regulatory bodies and other government authorities, including the FDA and foreign counterparts, that could delay, limit or suspend product development, manufacturing or sales or result in recalls, seizures, consent decrees, injunctions and monetary sanctions; costs or claims resulting from potential errors or defects in our manufacturing that may injure persons or damage property or operations, including costs from remediation efforts or recalls; the results, consequences, effects or timing of any commercial disputes, patent infringement claims or other legal proceedings or any government investigations; disruption or damage to or failure of our information systems; interruption in our ability to manufacture our products or an inability to obtain key components or raw materials or increased costs in such key components or raw materials; the costs, difficulties and uncertainties related to the integration of acquired businesses, including liabilities relating to the operations or activities of such businesses prior to their acquisition; uncertainties in our industry due to government healthcare reform; uncertainties related to the availability of additional financing to us in the future and the terms of such financing; risks associated with international operations, including fluctuations in currency exchange rates; the effects of our strategies to run our business in a tax-efficient manner; competitive pressures in the markets in which we operate; the loss of, or default by, one or more key customers or suppliers; unfavorable changes to the terms of key customer or supplier relationships; and general economic and market conditions. These presentations reflect management’s views as of June 2,
2009. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement. A transcript of the webcast will be available on the investors page of Cardinal Health’s website at www.cardinalhealth.com

David L. Schlotterbeck Chairman and CEO

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Key Themes
Large, global, growing opportunities
Competitive advantage, leadership across all
categories
Clear growth drivers
– Innovation
– Align to execute
– Expand margins
1
2
3

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Afternoon Agenda
Dave Schlotterbeck
Chairman, CEO
Dwight Winstead
Chief Operating Officer
Ed Borkowski
Chief Financial Officer
Dave Schlotterbeck
Dwight Winstead
Ed Borkowski
Jim Hinrichs, Controller
Segment presidents
2:00 p.m.   Company, strategic overview
-
Who we are, why invest
- Focus on innovation
2:40 p.m.   Operations overview
-
Why we win, how we grow
- Organized to execute
- Expand margins
3:25 p.m.   Financial overview
-
CFN P&L
- Spinoff details
- Capital strategy
3:45 p.m.   Q&A
4:30 p.m.   Product showcase

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Why Invest in Us?
Among largest med-tech companies with global
reach and longstanding customer relationships
Industry leadership across all categories
Aligned with pressing trends in healthcare,
differentiated strategy
Strong pipeline of innovative products
and services
experience
Led by veteran healthcare team
focus
scale
portfolio
innovation

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
E x p e r i e n c e
Seasoned Management Team
Proven leadership in sales & marketing, operations,
finance, M&A, R&D/innovation
Dave Schlotterbeck, Chairman & CEO 20
Dwight Winstead, COO 30
Ed Borkowski, CFO 20
Vivek Jain, President Medical Technologies and Services 15
Tom Leonard, President Dispensing Technologies 10
Carol Zilm, President Critical Care Technologies 20
Years in Healthcare

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
S c a l e
As an Independent Company
Revenue $3.77B
Op earnings $537M
R&D Spend ~$157M
Patents/pending ~3,200
Direct operations >20 Countries
Customers 25,000
Employees >15,000
Headquarters San Diego
Ticker NYSE: CFN
1. Pro forma FY08 (Amendment #1 to Form 10, May 14, 2009)
1
1
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
S c a l e
Targeting a Large Global Opportunity
Insurance
providers
>$15 B
global
opportunity
Acute care
hospitals
Outpatient
surgery centers
Ambulatory
clinics
Government
1
Estimated worldwide opportunity in 2010:  industry sources, CareFusion
Corporation analysis
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
F o c u s
Macro Trends Play to Strengths
• Rising healthcare costs,
declining reimbursement and
funding
• Increase in global demand for
quality healthcare
• Shortage of more than 4M
healthcare workers
• Healthcare reform will drive
change, transparency
• Reimbursement tied to
quality: CMS, Hospital
Acquired Conditions (U.S.)
1. The World Health Report 2006, “Working together for health”, pp 11-12.
Play to
our
strengths
Global
healthcare
focused on
safety and
efficiency of
care
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1
10
100
1,000
10,000
100,000
1,000,000
U.S. industry
Best-in-Class
Anesthesia-
related
fatality rate
Airline baggage handling
Breast cancer
screening
Adverse drug events
Hospital-acquired infections
Defects
per
million
levels
1 2 3 4 5 6
Overall healthcare
in U.S. (RAND)
F o c u s
Need Has Never Been Greater
Source: C. Buck, GE, 2007

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Sources: Agency for Healthcare Research and Quality, April 2008.
Annual serious adverse events in
a typical 300-bed hospital
F o c u s
Addressing Critical Market Needs
• Medication errors cost
$3.5 billion per year in
U.S. , $3 billion per year
in top 5 European
countries .
• More than 7 million
global HAIs annually ,
costing as much as $20
billion per year in the
U.S alone
1,300
1,260
Adverse drug
events
Hospital-acquired
infections
1
2
3
4
1.
Institute of Medicine. Preventing medication errors. Aspen P, Wolcott J, Bootman L, Cronenwell LR, Eds. 2006;
Washington DC: National Academic Press.
2.
Creation of a better medication safety culture in Europe: Building up safe medication practices, Expert Group on
Safe Medication Practices (P-SP-PH/SAFE) Council of Europe (2006)
3.
WHO, Fast Facts , available at: \http://www.who.int/features/factfiles/patient_safety/en/index.html.
4.
McCaughey, Betsy. Unnecessary Deaths: The Human and Financial Costs of Hospital Infections. Committee to
Reduce Infection Deaths. www.hospitalinfection.org -. Accessed via
http://www.vigilairsystems.com/pdfs/RID%20costs%20HAI%20UVGI.pdf, January 5, 2009.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
F o c u s
Our Mission
Deliver clinically proven products and services
that measurably improve the productivity and
safety of healthcare globally

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
P o r t f o l i o
Creating a New Industry Leader
Medication safety and infusion systems
Leader
Dispensing systems
Leader
Worldwide acute-care respiratory
Leader
Hospital-acquired infection (HAI) prevention
Leader
Enterprise-wide medication management
Leader
Positive patient identification
Leader
Handheld surgical instruments
Leader

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
P o r t f o l i o
Positive Patient Identification
• Tissue and implant tracking
• Bar-code medication
administration
• Nursing documentation
• Blood transfusion tracking
• Patient lab and specimen
collection
• Infant care:  mother / child
association
• Charge capture

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
I n n o v a t i o n
CareFusion Growth Engine
6-7%
~ 4%
Today Long-Term Goal
2010 Revenue from
2007-2009 new product
introductions
New
Product
revenue
~20%
R&D as % of Sales

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Agile information management
Next-generation medication management
‘12
Remote device programming
Integration of health records
‘10
Data & Analytics
Clinical Connectivity
Patient Event Advisor
EnVe Ventilator
VAP bundle
‘09
~40 new
products
Safety
&
Value
I n n o v a t i o n
Expanding Traditional Markets
Core products

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
I n n o v a t i o n
EnVe Ventilator
• Full featured Critical Care Ventilator for
pediatric and adult patients
• 9 ½ lbs compared to products in the same
class at 80 – 90 lbs.
• Well positioned in largest segment in
ventilation
• Patented ActivCore Technology is the basis
for an extremely powerful and compact
designed ventilator
• Wall independence and 4 hour hot swap
battery technology
• Proprietary disposable and reusable circuits,
flow sensor technology for enhanced safety
TM

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
I n n o v a t i o n
Patient Event Advisor
• Monitors patients for adverse
reactions in near real time
• Warns of inappropriate
medications ordered
• Focuses pharmacist resources
• Provides workflow
documentation
• Reports quality metrics
• Future plans: ADE warnings
through Pyxis MedStation
System
New tool in the fight against Adverse Drug Events

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Near-Term Considerations
• FY09 – American Hospital Association reports 80% of
hospitals deferring some portion of capital spend (April
2009)
– spending deferral affecting FY09 – CMP segment profit
down 7-11% from FY08
• FY10 will continue to be affected by capital deferral,
plus stand-up costs
– expect improvement in 2H CY10
• Will issue full guidance ahead of “when-issued” trading

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Future Revenue, Earnings Trends
Revenue
• Longer term revenue trend expected to
outpace growth of core markets
• Long-term growth goal: mid-single digits
Earnings
• Post-spin baseline set in FY10
• Operating earnings long-term growth goal: 11% - 15%

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Why Invest in Us?
Among largest med-tech companies with global
reach and longstanding customer relationships
Industry leadership across all categories
Aligned with pressing trends in healthcare,
differentiated strategy
Strong pipeline of innovative products
and services
experience
Led by veteran healthcare team
focus
scale
portfolio
innovation

Dwight Winstead Chief Operating Officer

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved. Agenda Reporting segments • Why we win • How we grow Value drivers • Organized to execute • Expand margins

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Two Segments
with Scale, Leadership
Critical Care
Technologies
Dispensing Infusion Respiratory
Revenue: $2.6B
#1 #1 #1
FY08
Medical Technologies
and Services
Infection
Prevention
Medical
Specialties
Revenue: $1.1B
#1
FY08
Leading Offerings
1
Data is unaudited pro forma information prepared on the
same basis as the pro forma condensed combined financial
statements included in the Amendment No. 1 to Form 10 filed on May 14, 2009.
1
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Positioned in Large
$15 Billion Worldwide Opportunity
Dispensing
Infusion
Respiratory
Infection
Prevention
Medical
Specialties
Critical Care
Technologies
Medical Technologies
& Services
$7B $8B
Worldwide opportunity growing 5% annually
1
Estimated worldwide opportunity in 2010:  industry sources,
CareFusion Corporation analysis
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Pyxis
®
Critical Care
Technologies Segment
Alaris
®
Respiratory
AVEA
®
Pulmonetic Systems™
Jaeger
®
Dispensing Infusion
Leading Brand Names

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Critical Care
Technologies Segment
Value Proposition
Critical Care
Technologies Segment
Respiratory Dispensing Infusion
Reduced time to first dose, control cost and diversion
Pyxis
®

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Pyxis D i s p e n s i n g
Why We Win
Leadership
• 7 of every 10 automated medication dispensing machines
are Pyxis
®
MedStation
®
systems
Innovation
• Extensive history of “firsts”, including creating the category
Experience
• Broadest solution portfolio & experienced clinical professionals to assist with best practices
Customer Service
• #1 ranking in customer satisfaction
1
HIMSS Analytics, April 2009
2
MD Buyline
2
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Pyxis D i s p e n s i n g
Growth Imperatives
• Continue to innovate in
core business
• Market expansion
• Longer term:  Expand
end-to-end medication
management solution for
global hospital pharmacies

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Safe administration of IV medications
Value Proposition
Critical Care
Technologies Segment
Respiratory Dispensing Infusion
Alaris
®

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Alaris I n f u s i o n
Why We Win
Leadership
• Proven systems with largest installed base – created
“smart pump”
• Comprehensive IV medication safety system
• Global presence
Product differentiation
• Only modular system, multiple modalities on single interface
• Substantial lead in wireless connectivity
• Measurable improvements in practice via continuous quality improvement (CQI) data

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Alaris I n f u s i o n
Growth Imperatives
• Adding new value to large,
installed base
• Expand available market with
new offerings
- Tight glycemic control
- Connectivity with HIT
systems
- Data analytics

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Alaris Regulatory Update
History
• February 2007 – Alaris SE pumps in the U.S.
• February 2009 – Amended consent decree, infusion pumps in the U.S.
Key requirements
• Submit corrective action plan
• Independent inspection/certification of infusion pump operations and recall procedures
Status
• Met all initial requirements of amended consent decree
• Targeting release of Alaris ship hold this month, pending 510K clearance
• Remediate field units following FDA approval of corrective action plan

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Leading technology to improve outcomes in adult and
neonatal ventilation
Value Proposition
Critical Care
Technologies Segment
AVEA
®
Pulmonetic Systems™
Jaeger
®
Respiratory Dispensing Infusion

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
R e s p i r a t o r y
Why We Win
Leadership
• Breadth and depth of product offering
• Leading global brands
• Proven clinical outcomes
Customer Support
• Skilled clinical sales force
• Clinical implementation and education teams

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
R e s p i r a t o r y
Growth Imperatives
• Execute on new product and feature
roadmap, upgrade installed base
• Launch clinically differentiated
consumables internationally
• Further expand ventilator portfolio –
adult/pediatric/neonatal segments

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Infection
Prevention
Medical Technologies
and Services Segment
ChloraPrep
®
MedMined™
Medical
Specialties
V. Mueller
®
Interventional Specialties

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
I n f e c t i o n   P r e v e n t i o n
Why We Win
Leadership, measurable outcomes
• Broadest offering of clinically proven products
- ChloraPrep:  Standard of care 2% chlorhexidine-gluconate
antiseptic system
- Skin-prep products:  Surgical clippers, prep trays
- MedMined:  Information-based infection surveillance
system
Scale
• Largest operating room focused disposables business for
European market

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
M e d i c a l   S p e c i a l t i e s
Why We Win
Leadership, brand, breadth of offering
• V. Mueller – Broadest offering of handheld
insturments
– Leader in acute care
• Interventional Specialties – Focused on
Interventional Radiologist
– Bone cement
– Chronic drainage
– Standard diagnostic trays

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Key Segment Priorities
Critical Care
Technologies
Medical Technologies
and Services
• Maintain, expand U.S. competitive
position
• Align for global growth
• Demonstrate strength of new
quality system
• R&D, Innovation
• Drive infection prevention franchises
• Optimize current portfolio
• Leverage international distribution
infrastructure

Operational Priorities © 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Organized to Execute
• Clear sales focus
– Product sales, marketing aligned with global segments
• New emphasis on alternate sales channels
– Telesales unit
– Channel partners
• Global alignment
– Reduce layers between region management and customers
– Clear segmentation:  Defined opportunities, product
requirements
– Selectively targeting emerging markets
• Distinct culture-aligned with CareFusion beliefs

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1
2
3
4
Expand Operating Margins
Manufacturing optimization
– Aggressive operational excellence goals
– Optimize capabilities across network
Strategic sourcing
– Driving toward fewer suppliers
– Greater volume to drive cost, quality
Greater efficiency post-transition service agreements
– $160 million annual spend in transition service agreements
– Longer-term, target 10-20% reduction
Realize benefits of March 2009 restructuring
– $110M-$130M in annualized savings by FY11
– Substantial savings begin in FY10

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Key Themes
Large, global, growing opportunities
Competitive advantage, leadership across all
categories
Clear growth drivers
– Innovation
– Align to execute
– Expand margins
1
2
3

Ed Borkowski Chief Financial Officer • Early perspectives • Spin-off transaction detail • CareFusion P&L • Capital strategy

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Introduction
• Personal background and experience
- 20 years in healthcare finance
- Formerly CFO of Mylan Inc.
• Why CareFusion?
- The med tech space
- Opportunity to help grow another healthcare company
- Managerial and transactional experience to continue growth

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Near-Term Focus
• Learn the business, the organization, the team
• Ensure “stand-up” capabilities in key financial areas
for an independent, publicly traded company
- Audit, tax, treasury, IR, etc.
• Finalize and execute capital structure plans
- Launch and place debt financings
• Continue to educate shareholders and market the
CFN equity story

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Spin-off Transaction Plans
• CAH will spin-off at least 80% of CFN outstanding shares through a pro-rata distribution to CAH shareholders
–
Cardinal Health required to dispose of remaining stake in CareFusion within 5 years
• CFN will obtain a bridge loan for $1.4 billion to finance cash distribution to CAH
• Immediately, or as market conditions permit, CFN will issue $1.4 billion in debt financing to replace bridge loan
• Arrange $500m revolving bank credit facility as liquidity backstop
• Target Summer 2009 for completion
–
Contingent upon SEC declaring the Form 10 effective, IRS ruling on tax-free nature of the transaction, obtaining investment grade credit ratings and completion of necessary financing
–
All are progressing

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Prospective Credit Ratings
• A criteria for the spin-off is assignment of investment
grade ratings from leading credit rating agencies
• Cardinal Health meets regularly with the credit rating
agencies, and they are familiar with the prospective
CareFusion businesses
• The agencies publicly announce their ratings on specific
financings when they are launched
• We are confident that CareFusion’s debt offerings will be
assigned investment grade ratings

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
CFN Historical Pro Forma P&L
CareFusion Pro Forma Financials As Reported
FY06- FY08 Form 10 Pro Formas
2006 2007 2008
($ Millions, except per share amounts)
Revenue $     2,322 $     2,659 $     3,771
Gross Margin 1,132 1,311 1,789
Operating Earnings 284 279 537
Interest Expense and Other, net (41) (33) (119)
Net Earnings 177 196 319
ETR 27.4% 20.4% 23.8%
EPS (Diluted) (1) $       0.39 $       0.43 $       0.70
Items of Interest
($ Millions) 2006 2007 2008
Restructuring, Acquisition Integration Charges and
IPR&D (2) $              23 $            107 $              53
Additional interest expense if consistent w/FY08 ($1.4B
at 8.5%) (3) $            (74) $            (76) $               -
(1) EPS for 2006 and 2007 is based on Form 10 Pro Forma amounts for the respective years and assumes ~450M diluted shares outstanding
(2) Source: CFN Form 10 Amendment 1
(3) CFN Calculations

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Near-Term Expectations
• FY09 CMP segment profit goal: -7% to -11%
– Translates to approximately the same range for CFN pro forma operating earnings excluding stand-up, restructuring, merger integration costs
•
FY10:
- Revenue: continued impact of capital spend slowdown
- Operating expenses excluding stand-up, merger integration and restructuring costs:  $50M to $70M higher net of restructuring benefit
- Incremental “public company” costs
- Incentive compensation
- Incremental Innovation and R&D spend
- Stand up, merger integration and restructuring costs of approximately
$80M - $100M
- Anticipated tax rate:  30% to 32%

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Longer-Term Expectations
FY10 becomes the new baseline for comparability
going forward
Beyond FY10:
• Revenue growth: mid-single digits
• R&D: growing faster than revenue
• Earnings:
– Operating earnings grow 11% to 15%
• Anticipated Tax rate: 30% to 32%

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Capital and Financial Strategy
• We are committed to maintaining investment grade credit
ratings and prudent financial management practices
• Earnings will be retained to finance growth
– research and development as % of revenue will grow
– focus on product and technology acquisitions
• Opportunistic debt pay-down planned over the FY10-12
period
• Do not anticipate paying any cash dividends or initiating
share repurchase programs

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Disciplined Approach to Capital
Management
• Primary Objective:  Maintain financial strength and
flexibility
– Enable investment in the business
– Opportunistic acquisition
– Reduce debt balances
• Maximizing earnings and cash flow are key
– Management incentives focused upon growth in both
– Expect prudent control over capital expenditures
– Reduce working capital over time

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Key Themes
Large, global, growing opportunities
Competitive advantage, leadership across all
categories
Clear growth drivers
– Innovation
– Align to execute
– Expand margins
1
2
3